                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 31
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

       This Amendment No. 31 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (Invesco Investment Funds) (the "Trust") amends, effective February 26, 2016, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco Emerging Market Local Currency Debt Fund to Invesco Emerging Markets Flexible Bond Fund;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 1, 2015.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                     CLASSES OF EACH PORTFOLIO
---------                                     -------------------------
Invesco All Cap Market Neutral Fund               Class A Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

Invesco Balanced-Risk Allocation Fund             Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

Invesco Balanced-Risk Commodity Strategy Fund     Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

Invesco Greater China Fund                        Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R5 Shares
                                                  Class Y Shares

Invesco Developing Markets Fund                   Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

Invesco Emerging Markets Equity Fund              Class A Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

PORTFOLIO                                     CLASSES OF EACH PORTFOLIO
---------                                     -------------------------
Invesco Emerging Markets Flexible Bond Fund    Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class R Shares
                                               Class R5 Shares
                                               Class R6 Shares
                                               Class Y Shares

Invesco Endeavor Fund                          Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class R Shares
                                               Class R5 Shares
                                               Class R6 Shares
                                               Class Y Shares

Invesco Global Infrastructure Fund             Class A Shares
                                               Class C Shares
                                               Class R Shares
                                               Class R5 Shares
                                               Class R6 Shares
                                               Class Y Shares

Invesco Global Health Care Fund                Class A Shares
                                               Class B Shares
                                               Class C Shares
                                               Class Y Shares
                                               Investor Class Shares

Invesco Global Market Neutral Fund             Class A Shares
                                               Class C Shares
                                               Class R Shares
                                               Class R5 Shares
                                               Class R6 Shares
                                               Class Y Shares

Invesco Global Markets Strategy Fund           Class A Shares
                                               Class C Shares
                                               Class R Shares
                                               Class R5 Shares
                                               Class R6 Shares
                                               Class Y Shares

Invesco Global Targeted Returns Fund           Class A Shares
                                               Class C Shares
                                               Class R Shares
                                               Class R5 Shares
                                               Class R6 Shares
                                               Class Y Shares

PORTFOLIO                                     CLASSES OF EACH PORTFOLIO
---------                                     -------------------------
Invesco International Total Return Fund           Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

Invesco Long/Short Equity Fund                    Class A Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

Invesco Low Volatility Emerging Markets Fund      Class A Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

Invesco Macro International Equity Fund           Class A Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

Invesco MLP Fund                                  Class A Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

Invesco Macro Long/Short Fund                     Class A Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

Invesco Pacific Growth Fund                       Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class Y Shares

PORTFOLIO                                     CLASSES OF EACH PORTFOLIO
---------                                     -------------------------
Invesco Premium Income Fund                       Class A Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

Invesco Select Companies Fund                     Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class Y Shares

Invesco Strategic Income Fund                     Class A Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

Invesco Unconstrained Bond Fund                   Class A Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares"

                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 32
                          TO THE AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

       This Amendment No. 32 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (Invesco Investment Funds) (the "Trust") amends, effective January 29, 2016, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trustees of the Trust approved this amendment and a vote of the Shareholders is not required for this amendment;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

    1. Section 7.3 is amended to read as follows:

       Section 7.3 Redemptions at the Option of the Trust. At the option of the Board of Trustees, the Trust may, from time to time, without the vote of the Shareholders, but subject to the 1940 Act, redeem shares of any Shareholder or authorize the closing of any Shareholder account, subject to such conditions as may be established from time to time by the Board of Trustees and disclosed to Shareholders.

    2. All capitalized terms are used herein as defined in the Agreement unless otherwise defined herein. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

    3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

    IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of January 29, 2016.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                      CLASSES OF EACH PORTFOLIO
---------                                      -------------------------
Invesco All Cap Market Neutral Fund                Class A Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class Y Shares

Invesco Balanced-Risk Allocation Fund              Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class Y Shares

Invesco Balanced-Risk Commodity Strategy Fund      Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class Y Shares

Invesco Greater China Fund                         Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R5 Shares
                                                   Class Y Shares

Invesco Developing Markets Fund                    Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class Y Shares

Invesco Emerging Markets Equity Fund               Class A Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class Y Shares

PORTFOLIO                                    CLASSES OF EACH PORTFOLIO
---------                                    -------------------------

Invesco Emerging Markets Flexible Bond Fund   Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class R6 Shares
                                              Class Y Shares

Invesco Endeavor Fund                         Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class R6 Shares
                                              Class Y Shares

Invesco Global Infrastructure Fund            Class A Shares
                                              Class C Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class R6 Shares
                                              Class Y Shares

Invesco Global Health Care Fund               Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares
                                              Investor Class Shares

Invesco Global Market Neutral Fund            Class A Shares
                                              Class C Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class R6 Shares
                                              Class Y Shares

Invesco Global Markets Strategy Fund          Class A Shares
                                              Class C Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class R6 Shares
                                              Class Y Shares

Invesco Global Targeted Returns Fund          Class A Shares
                                              Class C Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class R6 Shares
                                              Class Y Shares

PORTFOLIO                                     CLASSES OF EACH PORTFOLIO
---------                                     -------------------------
Invesco International Total Return Fund           Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

Invesco Long/Short Equity Fund                    Class A Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

Invesco Low Volatility Emerging Markets Fund      Class A Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

Invesco Macro International Equity Fund           Class A Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

Invesco MLP Fund                                  Class A Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

Invesco Macro Long/Short Fund                     Class A Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class R6 Shares
                                                  Class Y Shares

Invesco Pacific Growth Fund                       Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Class R Shares
                                                  Class R5 Shares
                                                  Class Y Shares

PORTFOLIO                        CLASSES OF EACH PORTFOLIO
---------                        -------------------------
Invesco Premium Income Fund          Class A Shares
                                     Class C Shares
                                     Class R Shares
                                     Class R5 Shares
                                     Class R6 Shares
                                     Class Y Shares

Invesco Select Companies Fund        Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class R Shares
                                     Class R5 Shares
                                     Class Y Shares

Invesco Strategic Income Fund        Class A Shares
                                     Class C Shares
                                     Class R Shares
                                     Class R5 Shares
                                     Class R6 Shares
                                     Class Y Shares

Invesco Unconstrained Bond Fund      Class A Shares
                                     Class C Shares
                                     Class R Shares
                                     Class R5 Shares
                                     Class R6 Shares
                                     Class Y Shares"